Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2024
Investments in subsidiaries, joint ventures and associates reported in separate financial statements [abstract]
Investments in associates and joint ventures	14 Investments in associates and joint ventures

	2024 £m	2023 £m
1 January	1,970	2,020
Total comprehensive income (note 9)	559	473
Dividends	(447)	(559)
Additions (note 27(b)(ii))	48	13
Disposals (note 27(b)(i))	(227)	—
Other equity movements	(1)	23
31 December	1,902	1,970
Non-current assets	1,230	1,331
Current assets	1,205	1,168
Non-current liabilities	(97)	(78)
Current liabilities	(436)	(451)
	1,902	1,970
ITC Ltd. (Group’s share of the market value is £14,357 million (2023: £15,767 million))	1,762	1,851
Other listed associates (Group’s share of the market value is £224 million (2023: £175 million))	98	64
Unlisted associates	42	55
	1,902	1,970
The principal associate undertaking of the Group is ITC Ltd. (ITC). Included within the dividends amount of £447 million
(2023: £559 million) are £434 million (2023: £545 million) attributable to dividends declared by ITC.
ITC Ltd.
ITC is an Indian conglomerate based in Kolkata with interests in cigarettes, paper and packaging, agri-business, other fast-moving goods (e.g.
confectionery, branded apparel, personal care, stationery and safety matches) and, up until the date of demerger (as described below), hotels.
BAT’s interest in ITC is 25.45%.
ITC prepares accounts on a quarterly basis with a 31 March year-end. As permitted by IAS 28 Investments in associates and joint ventures, results up to 30 September 2024 have been used in applying the equity method. This is driven by the availability of information at the half-year, to be consistent with the treatment in the Group’s interim accounts. Any further information available after the date used for reporting purposes is reviewed and any material items adjusted for in the final results. The latest published information available is at 31 December 2024.

	2024 £m	2023 £m
Non-current assets	4,456	4,261
Current assets	4,152	3,622
Non-current liabilities	(306)	(240)
Current liabilities	(1,376)	(1,267)
	6,926	6,376
Group’s share of ITC Ltd. (2024: 25.45%; 2023: 29.02%)	1,762	1,851
On 13 March 2024, the Group announced the divestment of 436,851,457 ordinary shares held in ITC, representing 12% of the Group's equity stake (the equivalent of 3.5% of ITC's ordinary shares). Refer to note 27(b)(i) for further details.
On 24 July 2023, ITC announced a proposed demerger of its ‘Hotels Business’ under a scheme of arrangement by which 60% of the newly incorporated entity would be held directly by ITC's shareholders proportionate to their shareholding in ITC. In January 2025, ITC
Hotels Limited was listed and commenced trading on the National Stock Exchange of India (NSE) and Bombay Stock Exchange (BSE).
The Group’s direct stake in ITC Hotels Limited is 15%.
Organigram
On 11 March 2021, the Group announced a strategic collaboration agreement with Organigram Inc., a wholly owned subsidiary of publicly traded Organigram Holdings Inc. (collectively, Organigram). Under the terms of the transaction, a Group subsidiary acquired a 19.90%
equity stake in Organigram Holdings Inc. (listed on both the Nasdaq and Toronto Stock Exchange under the symbol ‘OGI’) to become its largest shareholder. Due to subsequent acquisitions carried out by Organigram and the Group’s additional investments, referred to below, the Group’s effective interest in Organigram for equity accounting at the end of 2024 was 35.09% (2023: 18.79%). The Group’s
share of the fair value of net assets acquired included £49 million of intangibles and £30 million of goodwill, representing a strategic premium to enter the legal cannabis market in North America. Organigram prepares accounts on a quarterly basis with a 30 September year-end. As permitted by IAS 28, results up to 30 September 2024 have been used in applying the equity method.
During 2023 Management reassessed the carrying value of the Group’s investment in Organigram Holdings Inc. due to a reduction in the entity's share price being identified as a trigger for a detailed impairment assessment to be undertaken. As part of this exercise, management took into consideration Organigram’s share price, internal value-in-use calculations, external trading multiples and broker forecasts. As a result of this analysis, it was concluded that an impairment charge of £36 million (or £34 million net of tax), was required against the carrying value of the investment. No further impairments have been recognised to date and the carrying value of this investment as at 31 December 2024 was £65 million (2023: £30 million). Management will continue to monitor the carrying value, in line with IAS 36, over the course of future periods.
In November 2023, the Group announced the signing of an agreement for a further investment in Organigram Holdings Inc. (Organigram).
At 31 December 2023, the proposed investment of CAD$125 million (£74 million) was subject to customary conditions, including necessary approvals by the shareholders of Organigram, which was given on 18 January 2024. On 24 January 2024, BAT made the first tranche investment of CAD$42 million (£24 million) acquiring a further 12,893,175 common shares of Organigram at a price of CAD$3.22 per share.
On 30 August 2024, BAT made the second tranche investment of CAD$42 million (£24 million) acquiring a further 4,429,740 common shares and 8,463,435 preferred shares of Organigram at a price of CAD$3.22 per share. Goodwill of £5 million has been recognised following these investments which have been recognised net of fair value of the embedded derivative in relation to the investment agreement. Subject to conditions, the remaining 12,893,175 shares subscribed for shall be issued at the same price as the previous two tranches by the end of February 2025. Under the terms of agreement, the Group’s voting rights are restricted to 30%.
As a result of Organigram’s acquisition of Motifs Lab Ltd on 6 December 2024, the Group’s ownership is diluted to 30.6%. The accounting impact of such dilution is not material to the Group. Please refer to note 27(b)(ii) for further information on the acquisition.
Charlotte’s Web Holdings Inc.
In November 2022, the Group announced a £48 million investment in Charlotte’s Web Holdings, Inc. (Charlotte's Web). Based in
Colorado, USA, and listed on the Toronto Stock Exchange, Charlotte’s Web holds a prominent position in innovative hemp extract wellness products. The Group’s investment has been made via a seven-year convertible debenture which is convertible at the Group’s discretion into a non-controlling equity stake in Charlotte’s Web of around 19.9%. As part of the investment agreement, the Group has the right to appoint directors to the Board of Charlotte’s Web. However, given the investment does not give the Group any current right to a share of the earnings or net assets of the investee, the investment has been classified as an investment at fair value through profit and loss (see note 18). On conversion of the loan note, the Group would equity account for its investment.
Yemen associates
In 2022, the Group decided to cease business activities altogether in Yemen, including participating in the management of the Group's associates, due to the challenging operating environment in the country.